Exhibit 10.57
Amgen Proprietary - Confidential
Contract Number CW2146852
Amendment Number 18
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***]
AMENDMENT NUMBER 18
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 18 ("Amendment"), entered into effective as of August 1, 2019 ("Amendment 18 Effective Date"), by and between Amgen Inc. ("Amgen") and Insulet Corporation ("Insulet") amends the Agreement (defined below).

RECITALS

A.Amgen and Insulet entered into that certain agreement titled "Supply Agreement" effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the "Agreement").

B.Amgen and Insulet desire, and are willing, to amend the Agreement to provide for the supply of [***], all as set forth herein.

NOW, THEREFORE, in consideration of the Parties respective promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.DEFINITIONS

1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2.AMENDMENTS TO THE AGREEMENT

2.1Article 1. Article 1 of the Agreement is hereby amended by adding to it a new Section 1.27 and the new Section 1.27 shall read as follows:

1.27"[***]."

2.2Article 2. Article 2 of the Agreement is hereby amended by adding to it a new Section 2.1.A immediately before Section 2.1 and this new Section 2.1.A shall read as follows:

2.1.AManufacture and Supply of [***]. This Agreement sets forth the terms and conditions pursuant to which Amgen will order and purchase from lnsulet and Insulet will manufacture and supply to Amgen [***]. With respect to only [***], for ordering, purchasing, manufacturing, supplying, and other terms and conditions of this Agreement, this Agreement shall be amended as follows:
(a)[***].
(b)Section 1.23 of the Agreement is replaced with the following text:
"Specifications" means the specifications and requirements [***].
(c)Section 2.2 of the Agreement is replaced with the following text:
"Quality Agreement. [***].
(d)Section 2.6 of the Agreement is replaced in its entirety with the following text:
"2.6 Ordering [***]. [***].
(e)Section 3.1 of the Agreement is replaced with the following text:
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Amgen Proprietary - Confidential
Contract Number CW2146852
Amendment Number 18
"[***] Unit Price. [***]."
(f)Section 8.1(iii) of the Agreement is amended by replacing the words "Commercialization of the System" with "[***].
(g)The following sections of the Agreement shall not apply
1.Section 1.3 (Commercialization or Commercialize)
2.Section 1.6 (Conforming Lot)
3.[***]
4.Section 1.17(ii)
5.[***]
6.[***]
7.Section 2.3 (Person in Plant)
8.Section 2.4 (Specification and Design Changes)
9.Section 2.5 (Audits)
10.[***]
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Amgen Proprietary - Confidential
Contract Number CW2146852
Amendment Number 18

11.Sections 2.7(b) through 2.7(f), inclusive (Purchase Orders)
12.Section 2.8 (Delivery Date Confirmations, Shipping Schedule)
13.[***]
14.[***]
15.Second paragraph of Section 2.1l(b) (Insulet Heald Customized Insulet Devices)
16.Section 2.1 l(c)(v) (Shipment)
17.Section 2.12 (Lot Release Procedure)
18.Section 2.14 (Performance Qualification Lots)
19.[***]
20.[***]
21.[***]
22.[***]
23.[***]
24.Section 3.3 (Person in Plant Production Run)
25.[***]
26.[***]
27.[***]
28.[***]
29.[***]
30.Section 6.9(b) (Manufacture during Person m Plant Production Run Period)
31.Section 9.3(a) (Termination for Cause)
32.Sections l l.3(b), 11.3(c), 1l.3(d) and 1l.3(e)(Trademarks)
33.Sections 12.1(a), 12.1(c), 12.1(d), and I2.1(e) (Regulatory Support & Submissions)
34.Section 12.2 (Changes)
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Amgen Proprietary - Confidential
Contract Number CW2146852
Amendment Number 18
3.CONCLUSION

This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the Parties notwithstanding that each of the Parties may have signed different counterparts. A facsimile transmission or PDF of this Amendment bearing a signature on behalf of a Party shall be legal and binding on such Party. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.
IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 18 Effective Date.

INSULET CORPORATION		AMGEN Inc
By:	/s/ Charles Alpuche	By:	/s/ [***]
Date:	July 29, 2019	Date:	July 30, 2019
Name:	Charles Alpuche	Name:	[***]
Title:	EVP & Chief Operations Officer	Title:	Global Category Senior Manager, Global Strategic Sourcing
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